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               ASSIGNMENT & DELEGATION OF ADMINISTRATIVE SERVICES
           AGREEMENTS, UNDERWITING AGREEMENTS, AND SELLING AGREEMENTS

                                     BETWEEN

                                   ALFS, INC.

                                       AND

            ALLSTATE LIFE INSURANCE COMPANY, ALLSTATE LIFE INSURANCE
              COMPANY OF NEW YORK, CHARTER NATIONAL LIFE INSURANCE
              COMPANY, INTRAMERICA LIFE INSURANCE COMPANY, ALLSTATE
          DISTRIBUTORS, LLC, ALLSTATE FINANCIAL SERVICES, LLC & LINCOLN
                              BENEFIT LIFE COMPANY,

     This agreement (hereinafter "Agreement") entered into this ___ day of _____, 2011 between ALFS, Inc. (hereinafter "ALFS") and Allstate Life Insurance Company (hereinafter "ALIC"), Allstate Life Insurance Company of New York (hereinafter "ALNY"), Allstate Distributors, LLC (hereinafter "ADLLC" ), Charter National Life Insurance Company (hereinafter "Charter"), Intramerica Life Insurance Company (hereinafter "Intramerica"), Allstate Financial Services, LLC (hereinafter "AFS") and Lincoln Benefit Life Company (hereinafter "LBL"). Collectively, ALFS, ALIC, ALNY, ADLLC, Charter, Intramerica, AFS, and LBL shall be referenced herein as "the Parties."

     WHEREAS, ALIC has decided, in order to streamline corporate structure, enhance administrative simplicity, and better reflect ALIC's business strategy, to merge ALFS into ADLLC on or about April 29, 2011; and

     WHEREAS, both ALFS and ADLLC are registered broker-dealers subject to the jurisdiction of the Financial Industry Regulatory Authority ("FINRA"); and

     WHEREAS, the merger must be submitted for review to FINRA; and

     WHEREAS, the Parties have previously entered into various administrative service agreements, principal underwriting agreements, selling agreements, information sharing, and wholesaling agreements (collectively "Agreements"); and

     WHEREAS, the Parties agree that ALFS should assign ALFS' rights and delegate ALFS' duties to ADLLC under the Agreements; and

     WHEREAS, ADLLC agrees to accept assignment of ALFS' rights and duties to ADLLC under the Agreements; and

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     WHEREAS, the Parties agree that such assignment and delegation under the
Agreements should be documented,

     NOW, THEREFORE, in consideration of the premises and mutual promises contained herein the Parties hereto agree as follows:

I.   AGREEMENTS: ASSIGNMENT & DELEGATION:

A. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Administrative Agreement between Allstate Life Insurance Company ("ALIC"), ALFS, Inc. and Allstate Life Insurance Company of New York ("ALNY") dated June 1, 1993, for the provision of personnel services and assumption of financial and administrative responsibility by ALIC and ALNY. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment or rights and delegation of duties.

B. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Administrative Services Agreement between ALFS, Inc. and Allstate Life Insurance Company, Lincoln Benefit Life Company and Charter National Life Insurance Company (the "Companies") effective January 1, 2000, whereby the Companies assume from ALFS financial and administrative responsibility for expenses and services, including but not limited to rent of premises, utilities, employee compensation (including taxes and benefits), computer hardware/software, postage, printing, office supplies, telephone, travel, financial, accounting, legal, regulatory, marketing and administrative services in connection with the marketing and distribution by ALFS of certain variable insurance contracts on behalf of the Companies. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

C. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Administrative Services Agreement Administrative Services Agreement between Allstate Life Insurance Company of New York ("ALNY") and ALFS, Inc. ("ALFS") effective January 1, 2002, wherein ALFS will serve as an underwriter and distributor of variable insurance contracts issued by ALNY. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

D. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the

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Amended and Restated Principal Underwriting Agreement between Allstate Life
Insurance Company ("ALIC") and ALFS, Inc. ("ALFS") effective June 1, 2006, wherein the Principal Underwriting Agreement between ALIC and ALFS effective May 1, 1999, with respect to variable annuity contracts is amended and restated concerning compensation. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

E. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Amended and Restated Principal Underwriting Agreement between Lincoln Benefit Life Company ("LBL") and ALFS, Inc. ("ALFS") effective June 1, 2006, wherein the Principal Underwriting Agreement between LBL and ALFS effective November 25, 1998, with respect to variable annuity contracts is amended and restated by revising Schedule A. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

F. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Principal Underwriting Agreement between Lincoln Benefit Life Company ("LBL") and ALFS, Inc. (f/k/a Allstate Life Financial Services, Inc.) ("ALFS"), effective November 25, 1998, that establishes ALFS as the principal underwriter of LBL's variable universal life. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

G. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Executive Wholesaling Agreement between Lincoln Benefit Life Company ("LBL") and ALFS, Inc. ("ALFS") effective December 19, 2005, wherein LBL and ALFS authorizes a third party to solicit sales of certain registered life insurance and annuity contracts and to recommend the contracts to registered representatives of such third parties. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

H. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Information Sharing Agreement (the "Agreement") between Allstate Insurance Company ("AIC") and certain affiliates, effective May 1, 2009, setting forth the terms and conditions under

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which customer information, owned by a party to the Agreement, may be accessed for marketing purposes by another party to the Agreement in order to comply with certain provisions of The Fair and Accurate Credit Transaction Act of 2003. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

I. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Investment Management Agreement among Allstate Investments, LLC ("AILLC"), Allstate Insurance Company, The Allstate Corporation and certain of its non-insurance and insurance subsidiaries (collectively, the "Allstate Affiliates") effective January 1, 2007, (the "Agreement") whereby AILLC will render investment management services and advice to the Allstate Affiliates. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

J. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Marketing Agreement between Allstate Life Insurance Company, in its capacity as successor in interest to Glenbrook Life and Annuity Company ("ALIC"), ALFS, Inc. ("ALFS") and Allstate Financial Services, LLC ("AFS") effective June 10, 2003, wherein ALIC and ALFS authorize AFS to solicit sales of certain insurance products and group and individual insurance contracts/policies and certificates participating therein. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

K. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Master Wholesaling Agreement between Lincoln Benefit Life Company ("LBL") and ALFS, Inc. ("ALFS") effective December 16, 2005, wherein LBL and ALFS authorizes a third party to solicit sales of certain registered life insurance and annuity contracts and to recommend the contracts to registered representatives of such third parties. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

L. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Principal Underwriting Agreement between Allstate Life Insurance Company ("ALIC") and ALFS, Inc. ("ALFS") effective January 1, 2005, (the "Agreement"), wherein ALIC grants to ALFS the right to be and ALFS agrees to serve as Principal Underwriter for the sale of variable insurance products and other insurance and investment products during the term of the Agreement. To the extent that the contract contains anti-assignment or

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assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

M. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Selling Agreement (the "Agreement") between Lincoln Benefit Life Company ("LBL"), ALFS, Inc. and Allstate Financial Services, LLC ("AFS") effective August 2, 1999, whereby AFS will train and perform certain administrative responsibilities and duties in connection with sales of certain variable insurance contracts/policies as reflected in the Agreement. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

N. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Selling Agreement between Allstate Life Insurance Company of New York ("ALNY"), ALFS, Inc. ("ALFS"), and Allstate Financial Services, LLC ("AFS") effective May 1, 2005, wherein ALFS, as appointed by ALNY, is the underwriter of certain insurance products and group and individual insurance contracts/policies and certificates participating therein (the "Contracts"), and AFS will solicit sales of the Contracts on behalf of ALFS. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

O. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Selling Agreement among Allstate Life Insurance Company ("ALIC"), ALFS, Inc. (f/k/a Allstate Life Financial Services, Inc.) ("ALFS") and Allstate Financial Services, LLC (f/k/a LSA Securities, Inc.) ("AFS") effective July 26, 1999, pursuant to which ALIC and ALFS authorize AFS to supervise solicitations of certain variable contracts/policies by AFS' registered representatives who are licensed insurance agents. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

P. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Underwriting Agreement among Allstate Life Insurance Company ("ALIC") and Allstate Financial Advisors Separate Account I ("Separate Account") and ALFS, Inc. (f/k/a Allstate Life Financial Services, Inc.) ("ALFS") effective July 26, 1999, pursuant to which ALFS agrees to serve as principal underwriter and distributor on an agency basis

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for variable insurance contracts which will be issued by ALIC through the
Separate Account. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

Q. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Underwriting Agreement between Allstate Life Insurance Company of New York and ALFS, Inc. (f/k/a Allstate Life Financial Services, Inc.) effective October 1, 1996, regarding the marketing and distribution of designated variable annuity insurance products. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

R. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Underwriting Agreement between Allstate Life Insurance Company, in its capacity as successor in interest to Glenbrook Life and Annuity Company, and ALFS, Inc. (f/k/a Allstate Life Financial Services, Inc.) ("ALFS") executed May 23, 1997, and effective January 1, 1997, regarding the distribution of variable life insurance contracts. The agreement establishes ALFS as the underwriter for products that require a registered broker-dealer to act as the principal underwriter. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

S. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Underwriting Agreement between Allstate Life Insurance Company, in its capacity as successor in interest to Glenbrook Life and Annuity Company, and ALFS, Inc. (f/k/a Allstate Life Financial Services, Inc.) ("ALFS") executed May 23, 1997, and effective January 1, 1997, regarding the distribution of variable annuity products. The agreement establishes ALFS as the underwriter for products that require a registered broker-dealer to act as the principal underwriter. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

T. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Selling Agreement (the "Agreement") and Addenda to the Agreement between Allstate Life Insurance Company, in its capacity as successor in interest to Glenbrook Life and Annuity Company ("ALIC"), ALFS, Inc. ("ALFS") and Allstate Financial Services, LLC ("AFS") effective May 17, 2001, December 31, 2001, and November 18, 2002, respectively, wherein ALIC and ALFS desire to authorize AFS to solicit sales of certain

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insurance products and group and individual insurance contracts/policies and certificates participating therein. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

U. ALFS hereby assigns ALFS' rights and delegates ALFS' duties to ADLLC and ADLLC accepts such assignment of rights and delegation of duties under the Administrative Services Agreement between Intramerica Life Insurance Company ("Intramerica") and ALFS, Inc. ("ALFS") effective January 1, 2002, wherein ALFS will serve as an underwriter and distributor of variable insurance contracts issued by Intramerica. Intramerica will assume financial and administrative responsibility for the expenses and services incurred by ALFS in connection with the contracts. To the extent that the contract contains anti-assignment or assignment/termination provisions, such provisions are waived by this assignment of rights and delegation of duties.

II.  MISCELLANEOUS

A. No amendment to this Agreement shall be effective unless made in writing and executed by the Parties thereto.

B. ADLLC's duties and obligations under any other agreement not specifically listed herein shall be deemed to have been assigned and delegated from ALFS to ADLLC and accepted by ADLLC.

C. Should any provision of this Agreement be held unenforceable, those provisions not affected by the determination of unenforceability shall remain in full force and effect.

D. This Agreement will be construed in accordance with the laws of the State of Illinois

E. This Agreement may be executed by the Parties in counterparts, each of which shall be deemed an original.

F. The descriptive headings of this Agreement are intended for reference only and will not affect the construction or interpretation of this Agreement

IN WITNESS WHEREOF the Parties have caused this Agreement to be executed by their duly authorized officers on the date first above written.

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                                        ALLSTATE LIFE INSURANCE COMPANY


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
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                                        ALLSTATE DISTRIBUTORS, LLC


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
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                                        ALFS, INC.


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
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                                        ALLSTATE LIFE INSURANCE COMPANY OF
                                        NEW YORK


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
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                                        CHARTER NATIONAL LIFE INSURANCE COMPANY


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

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                                        INTRAMERICA LIFE INSURANCE COMPANY


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------


                                        LINCOLN BENEFIT LIFE COMPANY


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------


                                        ALLSTATE FINANCIAL SERVICES, LLC


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------